Franklin Financial Network, Inc. (NYSE:FSB) Third Quarter 2015 Investor Call October 28, 2015 Exhibit 99.1

Forward-Looking Statements
Except for the historical information contained herein, this presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended. The forward-looking statements include, among other things, statements regarding intent, belief or expectations of the Company and can be identified by the use of words such as "may,"
"will," "should," "would," "assume," "outlook," "seek," "plan," "believe," "expect," "anticipate," "intend," "estimate,"
"forecast," and other comparable terms. The Company intends that all such statements be subject to the “safe harbor” provisions of those Acts. Because forward-looking statements involve risks and uncertainties, actual results may differ materially from those expressed or implied. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to carefully review the discussion of forward-looking statements and risk factors in documents the Company files with the Securities and Exchange Commission. The
Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Franklin Financial Network
Trading Symbol: FSB (NYSE)
Primary Subsidiary: Franklin Synergy Bank
-
Bank opened in November 2007
-
Located 15 miles south of Nashville
-
Headquarter county, Williamson, TN, among wealthiest in nation
Recent News
-
September 30, 2015: Surpassed $2 billion total assets milestone
-
April 27, 2015: FSB added Nashville-based Healthcare Banking team
-
March 31, 2015: FSB completed IPO, raising $55 million in capital
-
July 1, 2014: FSB acquired MidSouth Bank in Murfreesboro, Tennessee

3Q 2015 Financial Highlights
Earnings
-
Net income: record earnings for 3Q15
-
Earnings per share: increased in 3Q15
-
Most profitable quarter in the history of the Company
Growth
-
Continued robust loan growth: 52.8% (3Q 2015 vs. 3Q 2014)
Asset Quality
-
Excellent and continuing to improve

5

Quarterly Net Income
($ thousands)
965
1,183
1,010
1,403
1,529
2,035
2,015
2,835
3,132
3,134
5,150
1Q2013
2Q2013
3Q2013
4Q2013
1Q2014
2Q2014
3Q2014
4Q2014
1Q2015
2Q2015
3Q2015

FSB Earnings 6

FSB Net Income –
Quarterly and Year-to-Date
Quarterly
3Q 2015
2Q 2015
% Growth
3Q 2014
% Growth
Net Income
$5,150
$3,134
64.3%
$2,015
155.6%
Year-to-Date
3Q 2015
3Q 2014
% Growth
Net Income
$11,416
$5,579
104.6%

Earnings per Share
$0.27
$0.26
$0.26
$0.25
$0.49
$0.46
1Q2013
2Q2013
3Q2013
4Q2013
1Q2014
2Q2014
3Q2014
4Q2014
1Q2015
2Q2015
3Q2015
Basic
Fully Diluted

FSB Earnings 8

Quarterly 3Q 2015 2Q 2015 % Growth 3Q 2014 % Growth Earnings Per Share $0.49 $0.30 63.3% $0.26 88.5% Year-to-Date 3Q 2015 3Q 2014 % Growth Earnings Per Share $1.17 $0.94 24.5% 9

Items Significantly Impacting 3Q 2015 Net Income
One-time item: full payoff received on purchased credit-impaired loan relationship ($1.2 million, pre-tax)
Continued maturation of bank: interest-adjusted revenues significantly outpacing growth of operating expenses
Investment in Nashville-based healthcare banking team rewarding: loan growth of $64.2 million in third quarter 2015
Leverage of new capital completed by purchasing investment securities during 2Q 2015 and 3Q 2015

Return on Average Assets
0.66%
0.78%
0.63%
0.78%
0.74%
0.94%
0.67%
0.88%
0.90%
0.79%
1.07%
1Q2013
2Q2013
3Q2013
4Q2013
1Q2014
2Q2014
3Q2014
4Q2014
1Q2015
2Q2015
3Q2015

FSB Profitability 11

Return on Average Tangible Common Equity
9.08%
10.97%
9.61%
10.17%
10.58%
13.23%
8.20%
11.42%
12.18%
7.89%
12.70%
1Q2013
2Q2013
3Q2013
4Q2013
1Q2014
2Q2014
3Q2014
4Q2014
1Q2015
2Q2015
3Q2015

FSB Profitability 12

Tangible Book Value per Share
$11.61
$11.12
$11.54
$11.29
$12.05
$13.01
$12.19
$12.88
$14.99
$14.81
$15.80
1Q2013
2Q2013
3Q2013
4Q2013
1Q2014
2Q2014
3Q2014
4Q2014
1Q2015
2Q2015
3Q2015

FSB Value 13

14

Period Ending Loans
($ millions)
CAGR = 65.0%
325
347
387
432
463
502
745
806
897
979
1,138
1Q2013
2Q2013
3Q2013
4Q2013
1Q2014
2Q2014
3Q2014
4Q2014
1Q2015
2Q2015
3Q2015

FSB Loan Growth 15

Loan Growth Rates (End of Period Loans)
3Q 2015 vs. 3Q 2014
$393.6 million, or 52.8%
3Q 2015 vs. 4Q 2014
$332.8 million, or 55.2% (annualized)
3Q 2015 vs. 2Q 2015
$159.5 million, or 64.6% (annualized)

Loan Growth Emphasis
All major categories of loans contributing to loan growth
Business loans grew 215.5% (vs. 3Q2014)
Healthcare unit grew $64.2 million during 3Q2015
Real estate loans (excluding loans held for sale) grew 39.7% (vs.
3Q2014)
Local residential construction continues strong
Investor real estate opportunities continue

Period Ending Deposits
($ millions)
CAGR = 59.2%
536
536
524
681
740
747
1,052
1,172
1,272
1,492
1,715
1Q2013
2Q2013
3Q2013
4Q2013
1Q2014
2Q2014
3Q2014
4Q2014
1Q2015
2Q2015
3Q2015

FSB Deposit Growth 18

3Q 2015 vs. 3Q 2014 $663 million, or 63.1% 3Q 2015 vs. 4Q 2014 $542 million, or 61.9% (annualized) 3Q 2015 vs. 2Q 2015 $223 million, or 59.2% (annualized) 19

Period Ending Investment Securities
($ millions)
CAGR = 56.2%
248
234
237
325
352
323
403
449
507
682
757
1Q2013
2Q2013
3Q2013
4Q2013
1Q2014
2Q2014
3Q2014
4Q2014
1Q2015
2Q2015
3Q2015

FSB Investment Portfolio Growth 20

Investment Portfolio Growth Elevated growth in 2Q 2015 and 3Q 2015 reflects Bank’s capital leverage program 21

22

Non-Performing Assets to Total Assets
0.76%
0.77%
0.51%
0.35%
0.30%
0.32%
0.24%
0.14%
0.11%
0.07%
0.05%
1Q2013
2Q2013
3Q2013
4Q2013
1Q2014
2Q2014
3Q2014
4Q2014
1Q2015
2Q2015
3Q15

FSB Asset Quality 23

FSB Asset Quality

*National peer is the peer group assigned by the banking regulatory agencies based on various factors, such as asset size, number of branch locations, geographical location, etc., and is used for statistical comparison by regulators and bank management.
†
Texas Ratio = Nonperforming Assets / (Total Equity Capital + Allowance for Loan and Lease Losses)
*
†

Net Charge-Offs (Recoveries) to Total Average Loans

0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
-0.05%
-0.10%
0.24%
0.26%
0.27%
0.29%
0.13%
0.16%
0.14%
0.14%
0.07%
0.08%
(0.04%)
(0.04%)
0.08%
(0.02%)
(0.02%)
(0.02%)
0.30%
0.04%
0.00%
0.04%
0.00%
1Q2013
2Q2013
3Q2013
4Q2013
1Q2014
2Q2014
3Q2014
4Q2014
1Q2015
2Q2015
3Q2015
FSB
National Peer *

FSB Asset Quality 25

26

100%
75%
50%
25%
0%
1.0%
9.9%
89.1%
0.9%
11.5%
87.7%
0.8%
15.2%
84.0%
0.6%
19.4%
80.0%
4Q14
1Q15
2Q15
3Q15
Continued Loan Mix Diversification
Consumer and Other
Commercial and Industrial
Real Estate

FSB Loan Concentration (excludes Loans Held For Sale) 27

12/31/2014
26.6%
3.7%
3.7%
35.3%
18.8%
11.8%
Construction - Residential
Construction - Commercial
Acquisition & Development
Commercial Real Estate
1-4 Family
HELOC

9/30/2015
27.6%
4.0%
5.7%
35.0%
16.1%
11.6%
Construction - Residential
Construction - Commercial
Acquisition & Development
Commercial Real Estate
1-4 Family
HELOC

FSB Real Estate Loan Segments 28

29

FSB Initial Development Plan
Phase 1: Build foundation of a strong, viable, local community bank in the Williamson County market, focused on organic growth
Phase 2: Create a liquidity event (to reward shareholders) and create a currency (to use for banker incentives and business acquisitions)
•
Initial
Public Offering –
March 2015
•
Listing on New York Stock Exchange
Phase 3: Expand FSB markets through (1) geographic expansion and/or (2) product line expansion
•
Acquisition of
MidSouth Bank –
July 2014
•
Healthcare team added 2Q 2015

Keys to Enhancing Continued Profitability Improve interest margins 31

Net Interest Margin by Quarter
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.13%
3.55%
3.65%
3.29%
3.48%
3.51%
3.48%
3.86%
3.73%
3.69%
3.97%
1Q
2Q
3Q
4Q
2013
2014
2015

FSB Margin Analysis 32

Earning Asset Yield
4.60%
4.35%
4.10%
3.85%
3.60%
3.35%
3.10%
3.83%
3.93%
4.09%
4.29%
4.16%
4.12%
4.40%
4.50%
4.18%
4.06%
4.29%
1Q2013
2Q2013
3Q2013
4Q2013
1Q2014
2Q2014
3Q2014
4Q2014
1Q2015
2Q2015
3Q2015

FSB Margin Analysis 33

Cost of Funds
0.85%
0.70%
0.55%
0.40%
0.25%
0.82%
0.75%
0.72%
0.71%
0.69%
0.74%
0.65%
0.64%
0.63%
0.67%
0.66%
1Q2013
2Q2013
3Q2013
4Q2013
1Q2014
2Q2014
3Q2014
4Q2014
1Q2015
2Q2015
3Q2015

FSB Margin Analysis 34

Keys to Enhancing Continued Profitability Improve interest margins Improve efficiency ratio 35

FSB Efficiency Ratio * Excludes $1.2 million in loan income from payoff of purchased credit-impaired loan. Actual ratio for 3Q2015 was 52.9%. 36

Keys to Enhancing Continued Profitability Improve interest margins Improve efficiency ratio Optimize non-interest income 37

Mortgage Production
($ millions)
63
61
51
39
37
58
89
72
72
91
81
1Q2013
2Q2013
3Q2013
4Q2013
1Q2014
2Q2014
3Q2014
4Q2014
1Q2015
2Q2015
3Q2015

FSB Mortgage Production Trends 38

Mortgage: Purchase vs. Refinance ($ millions)
27
36
37
24
35
16
28
11
26
11
43
15
76
13
52
20
43
29
68
23
61
20
1Q2013
2Q2013
3Q2013
4Q2013
1Q2014
2Q2014
3Q2014
4Q2014
1Q2015
2Q2015
3Q2015
Purchase
Refinance

39

Key Elements of FSB Performance Growth Real Estate Lending Asset Quality Proven, Successful Banking Model 40